                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 12, 1998
                                                 ---------------------



                           COLOR SPOT NURSERIES, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


             Delaware                000-23483             68-0363266
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     (State or other juris-      (Commission file         (IRS Employer
    diction of incorporation)         number)          Identification No.)


         3478 Buskirk Avenue
      Pleasant Hill, California                               94523
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        (Address of principal                               (Zip Code)
          executive offices)


                                 (510) 934-4443
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            (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     On August 12, 1998, the Registrant entered into Amendment No. 2 (the "Amendment") to its Second Amended and Restated Credit Agreement dated as of December 24, 1997 (the "Credit Agreement"), with its bank syndicate (the "Banks"), led by Credit Agricole Indosuez, which amendment is attached hereto as Exhibit 10.1.

     The Amendment (i) reduces the Banks' Total Commitment under the credit facility to $40,000,000, (ii) reduces the Banks' Total Acquisition Term Loan Commitment to zero, (iii) reduces the Banks' Total Supplemental Loan Commitment to zero, (iv) changes the definition of Borrowing Base, (v) waives all violations of financial covenants and information covenants as of June 30, 1998 and (vi) waives Clean-down requirements through the reporting date of October 31, 1998. Capitalized terms used herein and not defined have the meaning set forth in the Credit Agreement, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          10.1 Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of December 24, 1997.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COLOR SPOT NURSERIES, INC.
                                            (Registrant)



                                            /s/ Karla Vukelich
                                            ----------------------------------
Date:  August 13, 1998                      Karla Vukelich
                                            Secretary


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